UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 4, 2015

Date of Report (Date of earliest event reported)

FCB FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36586	27-0775699
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification Number)

2500 Weston Road, Suite 300

Weston, Florida 33331

(Address of Principal Executive offices)

(954) 984-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On March 4, 2015, FCB Financial Holdings, Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiary, Florida Community Bank, NA (the “Bank”), entered into agreements with the Federal Deposit Insurance Corporation (“FDIC”) to terminate all existing loss share agreements with the FDIC and made a payment of $14.8 million to the FDIC as consideration for the early termination of the agreements. These loss share agreements were entered into by the Bank in 2010 and 2011 in conjunction with the Bank acquiring substantially all of the assets and assuming substantially all of the liabilities of six failed banks in FDIC-assisted acquisitions. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

The Company and the Bank intend to provide supplemental information regarding the transaction referenced above in presentations to analysts and investors. Copies of the slides that will be made available in connection with such presentations are furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

10.24	Termination Agreement among Federal Deposit Insurance Corporation, as Receiver of Premier American Bank, Miami, Florida; Receiver of Florida Community Bank, Immokalee, Florida; Receiver of Peninsula Bank, Englewood, Florida; Receiver of Cortez Community Bank, Brooksville, Florida; Receiver of First National Bank of Central Florida, Winter Park, Florida; and Receiver of Coastal Bank, Cocoa Beach, Florida, Federal Deposit Insurance Corporation and Florida Community Bank, N.A. dated as of March 4, 2015.

99.1	Press Release of FCB Financial Holdings, Inc. issued March 4, 2015.

99.2	Slides to be presented by FCB Financial Holdings, Inc. to analysts and investors on or after March 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2015	FCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Paul D. Burner
	Name:	Paul D. Burner
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.24	Termination Agreement among Federal Deposit Insurance Corporation, as Receiver of Premier American Bank, Miami, Florida; Receiver of Florida Community Bank, Immokalee, Florida; Receiver of Peninsula Bank, Englewood, Florida; Receiver of Cortez Community Bank, Brooksville, Florida; Receiver of First National Bank of Central Florida, Winter Park, Florida; and Receiver of Coastal Bank, Cocoa Beach, Florida, Federal Deposit Insurance Corporation and Florida Community Bank, N.A. dated as of March 4, 2015.

Exhibit 99.1	Press Release of FCB Financial Holdings, Inc. issued March 4, 2015.

Exhibit 99.2	Slides to be presented by FCB Financial Holdings, Inc. to analysts and investors on or after March 4, 2015.

3